Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

March 24, 2024

Nuvation Bio Inc.

1500 Broadway, Suite 1401

New York, New York 10036

To whom it may concern:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Nuvation Bio Inc., a Delaware corporation (including any successor thereto, “Parent”), has entered into an Agreement and Plan of Merger and Reorganization, dated as of March 24, 2024 (as the same may be amended from time to time, the “Merger Agreement”) with Artemis Merger Sub I, Ltd., an exempted company incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Parent (“Merger Sub I”), Artemis Merger Sub II, Ltd., an exempted company incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Parent (“Merger Sub II” and, together with Merger Sub I, collectively, “Merger Subs”), and AnHeart Therapeutics Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

1. As a condition and material inducement to Parent and Merger Subs to enter into the Merger Agreement and to consummate the Contemplated Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent, the undersigned will not, during the period commencing upon the Closing and ending on December 31, 2024 (the “Restricted Period”):

(i) offer, pledge, sell, contract to sell, sell any call option, call warrant or other contract to purchase, purchase any put option, put warrant or other contract to sell, lend or otherwise transfer or dispose of, directly or indirectly, in one or more transactions, any Lock-Up Shares;

(ii) enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Lock-Up Shares regardless of whether any such transaction described in clause (i) above or this clause (ii) is to be settled by delivery of Parent Class A Common Stock, Parent Convertible Preferred Stock or other securities, in cash or otherwise;

(iii) make any demand for, or exercise any right with respect to, the registration of any Lock-Up Shares, provided that the undersigned may make any demand for or exercise any right to register any Lock-Up Shares during the Restricted Period where such registration is to occur after the Restricted Period; or

(iv) publicly disclose the intention to do any of the foregoing.

2. The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a) transfers of the Undersigned’s Shares:

(i) if the undersigned is a natural person, (A) to any Family Member of the undersigned or an ultimate beneficial owner of the undersigned, or to a trust, partnership or limited liability company formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will (or other testamentary document), intestacy or other operation of Law, (C) as a bona fide charitable gift or contribution or for bona fide estate planning purposes, (D) by operation of Law pursuant to a qualified domestic order or in connection with a divorce settlement, divorce decree, separation agreement or related court order, or (E) to any partnership, corporation, limited liability company or other Entity that is an Affiliate of the undersigned and/or by any such Family Member(s);

(ii) if the undersigned is a corporation, partnership or other Entity, (A) to another corporation, partnership, or other Entity that is an Affiliate of the undersigned, including investment funds or other entities under common control or management with the undersigned, (B) as a distribution or dividend to stockholders, equityholders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a duly approved plan of liquidation), (C) as a bona fide charitable gift or contribution or otherwise to a trust or other entity for the direct or indirect benefit of a Family Member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares or (D) transfers or dispositions not involving a change in beneficial ownership of the Undersigned’s Shares; or

(iii) if the undersigned is a trust, to any grantors or beneficiaries of the trust;

provided that, in the case of any transfer or distribution pursuant to this clause (a), each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a joinder agreement, in form and substance reasonably satisfactory to Parent, pursuant to which such donee, heir, beneficiary or other transferee or distributee, as applicable, agrees to be subject to the terms and conditions of this Lock-Up Agreement with respect to the Undersigned’s Shares that have been so transferred or distributed;

(b) in connection with the exercise, vesting or settlement of Parent Options, Parent Warrants or Assumed RSUs (including by way of a “net” or “cashless” exercise) or to cover any tax withholding (including estimated taxes) due as a result of such exercise, vesting or settlement (including by means of a “net” settlement”, “sell to cover” or otherwise); provided that, for the avoidance of doubt, the underlying shares of Parent Class A Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Parent Class A Common Stock; provided that such plan does not provide for any transfers of Lock-Up Shares during the Restricted Period and any required filing will include statement to the effect that no transfers may be made pursuant to such trading plan during the Restricted Period;

(d) pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a Change of Control of Parent, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement; or

(e) pursuant to an order of a court or regulatory agency;

and provided, further, that, with respect to each of clauses (a), (b), and (c) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection

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with such transfer or disposition during the Restricted Period (other than (i) a filing on Form 5, or a filing on Schedule 13F, Schedule 13G or Schedule 13G/A that is required to be filed during the Restricted Period, (ii) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (iii) in respect of a required filing under the Exchange Act in connection with the exercise of an option or warrant to purchase Parent Class A Common Stock or Assumed RSU or other equity award that represents the right to receive in the future shares of Parent Class A Common Stock settled in Parent Class A Common Stock that would otherwise expire during the Restricted Period, provided that such filing, report or announcement shall clearly indicate in the footnotes therein, in reasonable detail, a description of the circumstances of the transfer and that the shares remain subject to this Lock-Up Agreement.

3. For purposes of this Lock-Up Agreement:

“Change of Control” shall mean the transfer to or acquisition by (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, a person or group of affiliated persons, of Parent’s voting securities if, after such transfer, Parent’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of Parent (or the surviving entity) other than the Contemplated Transactions.

“Family Member” shall mean, with respect to an individual, a spouse, domestic partner, child, grandchild or other lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such individual, father, father-in-law, mother, mother-in-law, brother, step-brother, sister or step-sister.

“Lock-Up Shares” shall mean an aggregate number of the Undersigned’s Shares representing 20% of the Undersigned’s Shares (calculated on an as-converted basis).

“Undersigned’s Shares” shall mean shares of Parent Class A Common Stock, Parent Convertible Preferred Stock or any securities convertible into or exercisable or exchangeable for Parent Class A Common Stock (including without limitation, Parent Class A Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities of Parent which may be issued upon exercise of Parent Options or Parent Warrants or vesting of Assumed RSUs) that are issued to the undersigned pursuant to the Merger Agreement.

4. For the avoidance of doubt, during the Restricted Period, the undersigned shall continue to be entitled to vote all Undersigned’s Shares, including the Lock-Up Shares, and receive dividends and other distributions with respect to the Undersigned’s Shares, including the Lock-Up Shares, pursuant to Parent’s Amended and Restated Certificate of Incorporation (as in effect from time to time).

5. Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Parent. In furtherance of the foregoing, the undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of any Lock-Up Shares. For purposes of determining which of the Undersigned’s Shares are Lock-up Shares and subject to the foregoing legend, (x) the undersigned may direct Parent which of the Undersigned’s Shares are Lock-Up Shares (and may revise such designation from time to time) or (y) in the absence of such designation, the Lock-Up Shares shall be apportioned, and the legend shall be applied, (i) first to shares of Parent Convertible Preferred Stock, (ii) next, to shares of Parent Class A Common Stock, (iii) next, to Parent Warrants, (iv) next, to Parent Options, and (v) last, to Assumed RSUs.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

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6. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs and personal representatives of the undersigned.

7. This Lock-Up Agreement shall be effective as of, and conditioned upon the occurrence of, the Closing. In the event that the Closing does not occur or the Merger Agreement is terminated for any reason, this Lock-Up Agreement shall be null and void and of no force and effect. The undersigned understands that Parent and the Company are proceeding with the Contemplated Transactions in reliance upon this Lock-Up Agreement.

8. Any and all remedies herein expressly conferred upon Parent or the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Parent or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur to Parent or the Company in the event that any provision of this Lock-Up Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent or the Company is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Parent with respect thereto. Each of the parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

9. In the event that any holder of securities of Parent that are subject to a substantially similar lock-up agreement entered into by such holder, other than the undersigned, is permitted by Parent to sell or otherwise transfer or dispose of shares of Parent Class A Common Stock, Parent Convertible Preferred Stock or any securities convertible into or exercisable or exchangeable for Parent Class A Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder (whether in one or multiple releases or waivers), the same percentage of shares of Parent Class A Common Stock, Parent Convertible Preferred Stock or any securities convertible into or exercisable or exchangeable for Parent Class A Common Stock held by the undersigned on the date of such release or waiver as the percentage of the total number of outstanding shares of such securities held by such holder on the date of such release or waiver that are the subject of such release or waiver shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro Rata Release”); provided, however, that such Pro Rata Release shall not be applied unless and until permission has been granted by Parent to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holders’ shares of Parent Class A Common Stock in an aggregate amount in excess of 1% of the number of shares of Parent Class A Common Stock originally subject to a substantially similar agreement. Parent will, upon request, promptly provide the undersigned with the aggregate amount of shares released or waived pursuant to this Section 9.

10. Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will cooperate with the undersigned to facilitate the timely establishment of book-entry positions at Parent’s transfer agent representing the Undersigned’s Shares without the restrictive legend above or the withdrawal of any stop transfer instructions.

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11. The undersigned understands that this Lock-Up Agreement is irrevocable and is binding upon the successors, assigns, heirs and personal representatives of the undersigned.

12. This Lock-Up Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof. In any action between any of the parties arising out of or relating to this Lock-Up Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware); and (b) if any such action is commenced in a state court, then, subject to applicable Law, no party shall object to the removal of such action to any federal court located in Delaware. Each of the parties waives any defense of inconvenient forum to the maintenance of any action so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party hereby waives, to the fullest extent permitted by Law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Lock-Up Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Lock-Up Agreement or any of the transactions related hereto, in each case, whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. Each party hereby further agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties may file a copy of this Lock-Up Agreement with any court as written evidence of the consent of the parties to the waiver of their right to trial by jury. Each party further agrees that service of process upon such party in any such action or Legal Proceeding shall be effective if notice is given in accordance with Section 13 of this Lock-Up Agreement. This Lock-Up Agreement constitutes the entire agreement between the parties to this Lock-Up Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

13. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by electronic transmission (providing confirmation of transmission) to Parent, as the case may be, in accordance with Section 10.9 of the Merger Agreement and to the undersigned at his, her or its address or email address (providing confirmation of transmission) set forth on the signature page hereto (or at such other address for a party as shall be specified by like notice).

14. This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Parent and the undersigned by electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

(Signature Page Follows)

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Very truly yours, [ ]
Print Name of Stockholder:	Signature (for individuals):

Email:

Address:

Signature (for entities):

By:

Name:

Title:

Email:

Address:

Accepted and Agreed by Nuvation Bio Inc.:

By:
Name:
Title: